SUBSCRIPTION AGREEMENT

     This Subscription Agreement (the "Agreement") is executed on October 5, 2004 but effective as of October 1, 2004, among NL Industries, Inc., a New Jersey corporation ("NL"), TIMET Finance Management Company, a Delaware corporation ("TFMC" and together with NL, the "Stockholders"), and CompX Group, Inc., a Delaware corporation ("CGI").

                                    Recitals

     A. The Stockholders are beneficial owners of shares (the "CompX Shares") of either class A or class B common stock, par value $0.01 per share, of CompX International Inc., a Delaware corporation ("CompX").

     B. Each of the Stockholders wishes to subscribe for one thousandth of a share of common stock, par value $0.01 per share, of CGI (the "CGI Shares"), for each CompX Share they contribute to CGI on the terms and subject to the conditions of this Agreement (each time a contribution is made shall be referred to as a "Transaction").

     C. The certificate of incorporation and the bylaws of CGI, to which the Stockholders have agreed in connection with the transactions contemplated by this Agreement are attached as Exhibits A and B, respectively, to this Agreement.

                                    Agreement

     The parties agree as follows:

                                     ARTICLE I.
                                 THE TRANSACTION

     Section 1.1. Initial Contribution of CompX Shares for CGI Shares. In consideration of CGI's issuance of one thousandth of a CGI Share for each CompX Share the Stockholders contribute to CGI on the date hereof, each of NL and TFMC hereby contributes and delivers to CGI the following CompX Shares:

                    Shares of CompX    Shares of CompX        Total CompX
                       Class A             Class B              Shares
  Stockholder        Common Stock        Common Stock         Contributed
----------------    --------------      --------------       --------------
NL..............         374,000          10,000,000           10,374,000
----------------    --------------      --------------       --------------
TFMC............       2,212,820                   0            2,212,820
----------------    --------------      --------------       --------------

Certificates representing such CompX Shares are hereby delivered accompanied by stock powers duly endorsed in blank or the holder has made an irrevocable request to transfer such CompX Shares to such brokerage accounts designated by CGI.

     Section 1.2. Subsequent Contributions of CompX Shares for CGI Shares. In consideration of CGI's issuance of one thousandth of a CGI Share for each CompX Share the Stockholders may contribute to CGI in the future, each of the Stockholders may in the future contribute and deliver CompX Shares to CGI.
Certificates representing such CompX Shares shall be delivered accompanied by stock powers duly endorsed in blank or the holder shall make an irrevocable request to transfer such CompX Shares to such brokerage accounts designated by CGI on the date of the respective contribution.

     Section 1.3. Voting Agreement. Each of the parties as a condition to all Transactions shall execute and deliver to the other parties a Voting Agreement substantially in the form of Exhibit C attached hereto (the "Voting Agreement").

     Section 1.4. Sales of CompX Shares Contributed by TFMC. CGI agrees that it will not sell any of the CompX Shares contributed to CGI by TFMC (as such number of CompX Shares may be adjusted from time to time pursuant to stock splits of, stock dividends on, or recapitalizations of, such CompX Shares) pursuant to this Agreement without the express written consent of TFMC.

                                   ARTICLE II.
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     Each of the Stockholders hereby individually represents and warrants to CGI as of the date of this Agreement, and each time a Stockholder subsequently contributes CompX Shares to CGI as though made on the date of such contribution, as follows.

     Section 2.1. Authority. It is validly existing and in good standing under the laws of the state of its incorporation. It has the power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the respective Transaction. All action required to be taken by or on behalf of it to authorize the execution, delivery and performance of this Agreement and the respective Transaction has been duly and properly taken.

     Section 2.2. Validity. This Agreement is duly executed and delivered by it and constitutes its lawful, valid and binding obligation, enforceable in accordance with its terms. The execution and delivery of this Agreement and the consummation of the respective Transaction by it are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under
(a) its charter or bylaws; (b) any material contract, agreement or other instrument to which it is a party or by which it is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to it; or (d) any law, rule or regulation applicable to it, except in each case for such prohibitions, violations, conflicts or defaults that would not have a material adverse consequence to the respective Transaction.

     Section 2.3. Ownership of CompX Shares. It is the beneficial owner of the CompX Shares it will contribute to CGI in the respective Transaction and upon consummation of the respective Transaction CGI will acquire good and marketable title to such CompX Shares free and clear of any liens, encumbrances, security interests, restrictive agreements, claims or imperfections of any nature whatsoever, other than restrictions on transfer imposed by applicable securities laws and any liens of third party lending institutions exiting as of the date hereof that have been disclosed to the other parties to this Agreement.

     Section 2.4. Acquisition for Investment. It is acquiring the CGI Shares issued and delivered to it in the respective Transaction for investment solely for its own account and not with a view to, or for resale in connection with, the distribution thereof. It understands that such CGI Shares are restricted securities under the Securities Act of 1933, as amended (the "Securities Act"), and that such CGI Shares must be held indefinitely unless they are registered under the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available.

     Section 2.5. Nature of Stockholder. It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of CGI Shares issued and delivered to it in the respective Transaction.

                                  ARTICLE III.
                      REPRESENTATIONS AND WARRANTIES OF CGI

     CGI hereby represents and warrants to each of the Stockholders as of the date of this Agreement, and each time a Stockholder subsequently contributes CompX Shares to CGI as though made on the date of such contribution, as follows.

     Section 3.1. Authority. It is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation. It has the corporate power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the respective Transaction. All corporate action required to be taken by or on behalf of it to authorize the execution, delivery and performance of this Agreement and the respective Transaction has been duly and properly taken.

     Section 3.2. Validity. This Agreement is duly executed and delivered by it and constitutes its lawful, valid and binding obligation, enforceable in accordance with its terms. The execution and delivery of this Agreement and the consummation of the respective Transaction by it are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under
(a) its charter or bylaws; (b) any material contract, agreement or other instrument to which it is a party or by which it is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to it; or (d) any law, rule or regulation applicable to it, except in each case for such prohibitions, violations, conflicts or defaults that would not have a material adverse consequence to the respective Transaction.

     Section 3.3. Issuance of CGI Shares. Upon the consummation of each Transaction, the CGI Shares issued in such Transaction will be validly issued, fully paid and non-assessable shares and the respective Stockholder receiving such shares will acquire good and marketable title to such shares free and clear of any liens, encumbrances, security interests, restrictive agreements, claims or imperfections of any nature whatsoever, other than restrictions on transfer imposed by applicable securities laws, except that NL's CGI Shares will be subject to the restrictions of the Voting Agreement.

     Section 3.4. Acquisition for Investment. It is acquiring the CompX Shares contributed and delivered to it in the respective Transaction for investment solely for its own account and not with a view to, or for resale in connection with, the distribution thereof. It understands that such CompX Shares are restricted securities under the Securities Act and that such CompX Shares must be held indefinitely unless they are registered under the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available.

     Section 3.5. Nature of CGI. It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquiring of the CompX Shares contributed and delivered to it in the respective Transaction.

                                   ARTICLE IV.
                               GENERAL PROVISIONS

     Section 4.1. Restricted Shares. Each of the Stockholders hereby consents to the placing of a legend on any stock certificates evidencing CGI Shares issued to it in a Transaction stating that such CGI Shares are restricted securities. NL agrees to the placing of a legend on any stock certificates evidencing its CGI Shares stating that such CGI Shares are subject to the Voting Agreement.

     Section 4.2. Access to Information. Each of the Stockholders shall provide CGI and its representatives access to all information with respect to the business of CompX possessed by such party and reasonably requested by CGI. CGI shall provide each of the Stockholders and its respective representatives access to all information with respect to the business of CGI possessed by CGI and reasonably requested by such Stockholder.

     Section 4.3. Survival. The representations and warranties set forth in this Agreement shall survive the execution of this Agreement and the consummation of the transactions contemplated herein.

     Section 4.4. Amendment and Waiver. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in a writing referring to this Agreement and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 4.5. Parties and Interest. This Agreement shall bind and inure to the benefit of the parties named herein and their respective successors and assigns.

     Section 4.6. Entire Agreement. This Agreement contains the entire understanding among the parties with respect to the transactions contemplated hereby and supersedes all other agreements and understandings among the parties with respect to the subject matter of this Agreement.

     Section 4.7. Applicable Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the state of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the state of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Delaware.

     Section 4.8. Severability. If any provision of this Agreement is found to violate any statute, regulation, rule, order or decree of any governmental authority, court, agency or exchange, such invalidity shall not be deemed to effect any other provision hereof or the validity of the remainder of this Agreement and such invalid provision shall be deemed deleted to the minimum extent necessary to cure such violation.

     Section 4.9. Notice. All notices and other communications that are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by confirmed telecopy or upon receipt after dispatch by overnight courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given to the address for the respective party appearing under the party's signature to this Agreement or to such other address as such party may designate by giving notice of such change of address to the other parties to this Agreement.

     Section 4.10. Headings. The sections and other headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     Section 4.11. Counterparts. This Agreement may be executed in counterparts each of which will be an original and all of which taken together shall constitute one and the same agreement.

     Section 4.12. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

     The parties hereto have caused this Agreement to be executed by their duly authorized officers on October 5, 2004 but effective as of October 1, 2004.

                           NL INDUSTRIES, INC.




                           By:   /s/ Robert D. Graham
                                 ---------------------------------
                                 Robert D. Graham, Vice President,
                                 General Counsel and  Secretary

                                 Address:    Three Lincoln Centre
                                             5430 LBJ Freeway, Suite 1700
                                             Dallas, Texas   75240-2697
                                             FAX:  972.448.1445
                                             Attention:  General Counsel

                           TIMET FINANCE MANAGEMENT COMPANY




                           By:   /s/ Gregory M. Swalwell
                                 ---------------------------------
                                 Gregory M. Swalwell, Vice President

                                 Address:    103 Foulk Road, Suite 101
                                             Wilmington, Delaware   19803
                                             FAX:  972.448.1445
                                             Attention:  General Counsel

                           COMPX GROUP, INC.




                           By:   /s/ Robert D. Graham
                                 ---------------------------------
                                 Robert D. Graham, Vice President,
                                 General Counsel and  Secretary

                                 Address:    Three Lincoln Centre
                                             5430 LBJ Freeway, Suite 1700
                                             Dallas, Texas   75240-2697
                                             FAX:  972.448.1445
                                             Attention:  General Counsel